                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ______________

                                   FORM 8-K/A
                       AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 April 8, 1996

                                 ______________

                                 W.H. BRADY CO.
             (Exact name of registrant as specified in its charter)

         Wisconsin                       0-12730                  39-0178960
(State or other jurisdiction        (Commission File              (IRS Employer
      of incorporation)                  Number)                  Identification
                                                                  Number)

                           6555 West Good Hope Road,
                              Milwaukee, WI  53223
                    (Address of principal executive offices)

                                 (414) 358-6600
              (Registrant's telephone number, including area code)
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     The undersigned registrant hereby amends Item 7(a) of its Current Report on
Form 8-K dated April 18, 1996 to provide in its entirety as follows:

Item 7.  Financial Statements and Exhibits.

         (a)     Financial Statements of Business Acquired.

                 The audited financial statements of VSI required by this Item 7(a) are incorporated herein by reference from the financial statements of VSI which are incorporated by reference in the Annual Report on Form 10-K of VSI for the year ended July 31, 1995. The six month unaudited financial information for VSI is incorporated herein by reference to the financial statements of VSI set forth in the Quarterly Report on Form 10-Q of VSI for the quarter ended January 31, 1996. The financial statements are included herewith as Exhibit 99.7 and 99.8, respectively.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W.H. BRADY CO.


June 18, 1996                           /s/  Donald P. DeLuca
- ------------------------                ---------------------------------
Date                                    by:  Donald P. DeLuca
                                             Senior Vice President and
                                             Treasurer
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                                 EXHIBIT INDEX

Exhibit No.
- -----------
    2        Agreement and Plan of Merger, dated as of February 27, 1996, among the Company,
             VSI Acquisition Co., BUSA, and Brady and Stock Option Agreement. (Exhibit (c)(1)
             to Schedule 14D-1)*

   23        Consent of Coopers & Lybrand L.L.P.

  99.1       Schedule 14D-1 filed by Brady on February 29, 1996.*

  99.2       Offer to Purchase, dated February 29, 1996.  (Exhibit (a)(1) to Schedule 14D-1)*

  99.3       Letter of Transmittal, dated February 29, 1996.  (Exhibit (a)(2) to Schedule 14D-1)*

  99.4       Text of Press Release, dated February 27, 1996.  (Exhibit (a)(7) to Schedule 14D-1)*

  99.5       Summary Advertisement, dated February 29, 1996.  (Exhibit (a)(8) to Schedule 14D-1)*

  99.6       Text of Press Release, dated March 29, 1996 (Exhibit (a)(10) to Amendment No. 2 to
             Schedule 14D-1).*

  99.7       Financial statements of VSI set forth in the Annual Report on Form 10-K of VSI for the year ended July 31, 1995.**

  99.8       The six month unaudited financial statements of VSI set forth in the Quarterly Report on Form 10-Q of VSI for the quarter ended January 31, 1996.***



   *   The referenced Schedule 14D-1 was filed on February 29, 1996.

   **  The referenced Form 10-K was filed on October 26, 1995.

   *** The referenced Form 10-Q was filed on March 15, 1996.